UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): June 30, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                 1-32532                                      20-0865835
         (Commission File Number)                          (I.R.S. Employer
                                                          Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky              41012-0391
   (Address of principal executive offices)                   (Zip Code)

      P.O. Box 391, Covington, Kentucky                       41012-0391
              (Mailing Address)                               (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 2230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

         Ashland Inc. ("Ashland") announced today that it extended and has completed its previously announced tender offers and consent solicitations in respect of certain of its notes. Each of the tender offers set forth in Ashland's Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal and Consent darted June 1, 2005 (the "Offer to Purchase"), was extended on June 30, 2005 from its previously announced expiration at 10 a.m., New York time, on June 30, 2005, and expired at 11:15 a.m., New York time, on June 30, 2005 (the "Expiration Date"), except such offers in respect of each of the following of its notes: 9.35% Series B Medium-Term Notes (CUSIP No.:04454CAJ5) and 9.20% Series D Medium-Term Notes (CUSIP No.:04454CBF2), each of which was completed at 5 p.m., New York time, on June 29, 2005.
         Ashland has accepted for payment all Notes that were validly tendered prior to 11:15 a.m., New York time, on June 30, 2005, in accordance with the terms and subject to the conditions of the applicable tender offers described in the Offer to Purchase. Settlement in respect of such Notes occurred today promptly following expiration of the tender offers.
         Details of the extension and completion of the debt tenders and consent solicitations, including the percentage of each series of Notes accepted for purchase, is set forth in the attached press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


 Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated June 30, 2005


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ASHLAND INC.
                                -------------------------------------------
                                               (Registrant)



Date:  June 30, 2005                  /s/ J. Marvin Quin
                                -----------------------------------
                                Name:     J. Marvin Quin
                                Title:    Senior Vice President,
                                          Chief Financial Officer




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                               EXHIBIT INDEX

99.1     Press Release dated June 30, 2005